                                                                      EXHIBIT 99

                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of McLaren Performance Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report) that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 14, 2002                           /s/ Steven Rossi
                                          ------------------------------------
                                          Steven Rossi
                                          President and Chief Executive Officer



August 14, 2002                           /s/ Chris J. Panzl
                                          ------------------------------------
                                          Chris J. Panzl
                                          Chief Financial Officer